united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Semi - Annual Report

June 30, 2015

Investor Class Shares (QGLDX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Dear Shareholders,

This Semi-Annual Report for The Gold Bullion Strategy Fund (“Fund”) covers the period from January 1, 2015 to June 30, 2015 (“the period”). Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Fund. During the period, the Fund declined by 1.89%, compared with a decline of 8.71% in the NYSE Arca Gold BUGS Index, while the S&P 500 TR Index increased by 1.23%. The sub-index of the NYSE Arca Gold BUGS Index provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

Despite generally favorable conditions, gold prices traded in a relatively tight range for the first half of the year. Greece continued to be a focal-point as it missed its June payments to the IMF. The Chinese equity markets experienced pullbacks. Within domestic markets, there were tightening credit spreads and increased equity valuations. All of these factors would generally be perceived as uncertainty in the market, a time where gold traditionally is seen as a benefactor.

Looking into the immediate future, investors are looking to potential rate hikes as determined by the Federal Reserve and continue to monitor the direction of the currently strong U.S. dollar. Also of note is China’s “New Silk Road” initiative to increase development in parts of Asia, Europe, and the Middle East. This has the potential to increase demand for gold and ultimately raise prices. Given all of these potentially conflicting factors, the advisor and sub-advisor reiterate the value of gold in portfolios as a diversifier given its historically low correlation to most other asset classes.

The Gold Bullion Strategy Fund seeks returns that reflect the daily performance of the price of gold bullion and as such is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal, the Fund utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Fund invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to offset those fees.

The Fund continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. Despite the past few years downturn in the performance of gold, we believe gold has a place in investors’ portfolios. We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic uncertainty. We thank you for your confidence in The Gold Bullion Strategy Fund and its potential to help you achieve your financial goals.

Best regards,

Catherine Ayers-Rigsby	Jerry Wagner

Advisors Preferred	Flexible Plan Investments, Ltd.

The Gold Bullion Strategy Fund

Portfolio Review (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, as compared to its benchmark:

			Annualized
			Since Inception
	Six Months	One Year	July 9, 2013
The Gold Bullion Strategy Fund - Investor Class	(1.89)%	(13.62)%	(4.36)%
NYSE Arca Gold BUGS Index **	(8.71)%	(37.73)%	(16.56)%
S&P 500 Total Return ***	1.23%	7.42%	14.62%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s Investor Class total fund operating expense ratio, as provided in the Fund’s Investor Class prospectus dated May 1, 2015, was 1.66% For performance information current to the most recent month-end, please call 1-855-650-7453.

**	The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weight index of companies involved in gold mining. Investors cannot directly invest in an index.

***	The S&P 500 Total Return is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

The Fund holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Debt Funds	67.2%
Commodity Fund	0.9%
Certificates of Deposit	13.2%
Bonds & Notes	6.8%
Short-Term Investments	7.8%
Other Assets Less Liabilities	4.1%
100.0%

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	BONDS & NOTES - 6.8%
	AGRICULTURE - 0.3%
125,000	Reynolds American, Inc.	1.0500%	10/30/2015	$124,575

	AUTO MANUFACTURERS - 0.3%
125,000	Ford Motor Credit Co. LLC	2.5000	1/15/2016	125,966

	BANKS - 1.5%
150,000	Bank of America Corp.	6.0500	5/16/2016	155,913
125,000	Comerica Bank	5.7500	11/21/2016	133,351
156,000	Credit Suisse	6.0000	2/15/2018	171,350
150,000	Fifth Third Bancorp	4.5000	6/1/2018	158,997
				619,611
	COMMERCIAL SERVICES - 0.7%
150,000	Catholic Health Services	1.6000	11/1/2017	149,819
150,000	Western Union Co.	2.8750	12/10/2017	153,372
				303,191
	COMPUTERS - 0.4%
150,000	Hewlett-Packard Co.	3.3000	12/9/2016	154,027

	INSURANCE - 0.3%
125,000	American International Group, Inc.	2.3750	8/24/2015	125,121

	INTERNET - 0.3%
125,000	eBay, Inc.	1.3500	7/15/2017	124,708

	LODGING - 0.3%
125,000	Starwood Hotels & Resorts Worldwide, Inc.	6.7500	5/15/2018	139,978

	MEDIA - 0.3%
125,000	Time Warner Cable, Inc.	5.8500	5/1/2017	133,469

	OIL & GAS - 0.3%
125,000	Murphy Oil Corp.	2.5000	12/1/2017	124,441

	OIL & GAS SERVICES - 0.4%
150,000	Cameron International Corp.	1.1500	12/15/2016	149,144

	PHARMACEUTICALS - 0.3%
125,000	AbbVie, Inc.	1.1200	11/6/2015	125,140

	REITS - 0.4%
150,000	Health Care REIT, Inc.	6.2000	6/1/2016	156,526

	RETAIL - 0.3%
125,000	Staples, Inc.	2.7500	1/12/2018	126,066

	TELECOMMUNICATIONS - 0.7%
150,000	AT&T, Inc.	1.7000	6/1/2017	150,612
125,000	Verizon Communications, Inc.	2.0000	11/1/2016	126,294
				276,906

	TOTAL BONDS & NOTES (Cost - $2,816,898)			2,808,869

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	CERTIFICATES OF DEPOSIT - 13.2%
	AUTO MANUFACTURER - 0.3%
125,000	BMW Bank of North America	1.2500%	3/12/2018	$125,656

	BANKS - 12.3%
125,000	Ally Bank	0.9000	8/22/2016	125,262
125,000	Ally Bank	1.2500	2/26/2018	125,671
125,000	American Express Centurion Bank	1.2500	4/30/2018	125,162
125,000	American Express Centurion Bank	1.3500	5/21/2018	124,979
125,000	American Express Centurion Bank	1.5500	6/18/2018	124,926
125,000	Bank Hapoalim BM	0.4000	7/17/2015	125,032
125,000	Bank of Baroda	0.4500	12/10/2015	125,060
125,000	Bank of China Ltd.	0.5000	3/4/2016	125,041
125,000	Bank of China Ltd.	0.5500	7/29/2015	125,067
125,000	Bank of India	0.5500	3/9/2016	125,085
125,000	Berkshire Bank	0.6500	9/30/2016	125,217
125,000	Bremer Bank NA	0.4500	4/1/2016	125,109
125,000	Cathay Bank	0.4000	2/26/2016	124,955
125,000	CIT Bank	1.5500	10/2/2017	126,512
125,000	Community & Southern Bank	0.6000	10/14/2016	125,142
125,000	Discover Bank	1.3500	9/5/2017	125,204
125,000	Discover Bank	1.6000	2/15/2017	127,732
125,000	EagleBank	0.8500	2/21/2017	125,345
125,000	Ever Bank	0.8000	4/13/2017	125,258
125,000	FirstBank Puerto Rico	0.7000	2/16/2016	125,235
125,000	First Business Bank	1.1500	4/2/2018	125,281
125,000	First Niagara Bank NA	0.9000	3/13/2017	125,253
125,000	First Virginia Community Bank	0.2000	8/28/2015	125,029
125,000	GE Capital Bank	1.7500	8/3/2017	127,029
125,000	Goldman Sachs Bank USA	0.7000	9/6/2016	125,228
125,000	Goldman Sachs Bank USA	0.9500	3/6/2017	125,358
125,000	Iberiabank	1.0000	10/16/2017	125,256
125,000	JPMorgan Chase Bank NA	1.3000	3/13/2018	125,376
125,000	Pacific Western Bank	0.4500	12/18/2015	125,059
125,000	Paragon Commercial Bank	0.5000	7/5/2016	125,094
125,000	Sallie Mae Bank	1.7000	8/22/2017	127,173
125,000	Santander Bank NA	0.3500	1/4/2016	125,090
125,000	Security State Bank	0.4000	4/15/2016	125,094
125,000	State Bank of India	1.2000	9/14/2015	125,329
126,000	State Bank of India	2.0000	8/12/2016	128,165
125,000	Synchrony Bank	1.8000	7/27/2017	127,169
125,000	Synovus Bank	0.8000	4/10/2017	125,268
125,000	Transpostion Alliance Bank, Inc.	0.6000	10/7/2016	125,148
125,000	WebBank	1.0000	9/27/2017	125,284
200,000	World’s Foremost Bank	1.6000	6/25/2018	200,000
				5,094,677
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
125,000	Capital One Bank USA	1.3500	1/2/2018	125,000
125,000	Capital One Bank USA	1.6000	7/2/2018	125,000
				250,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost - 5,460,125)			5,470,333

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 68.1%
	COMMODITY FUND - 0.9%
3,216	SPDR Gold Shares (a) *	$361,607

	DEBT FUNDS - 67.2%
70,800	Guggenheim BulletShares 2015 Corporate Bond ETF	1,532,820
69,000	Guggenheim BulletShares 2016 Corporate Bond ETF	1,532,490
68,400	Guggenheim BulletShares 2017 Corporate Bond ETF	1,555,416
72,000	Guggenheim BulletShares 2018 Corporate Bond ETF	1,530,720
30,600	Guggenheim Enhanced Short Duration ETF	1,531,530
14,500	iShares 1-3 Year Credit Bond ETF	1,527,793
30,300	iShares Floating Rate Bond ETF	1,534,241
14,500	iShares Short Maturity Bond ETF	726,885
14,500	iShares Short-Term National AMT-Free Muni Bond ETF	1,532,070
61,600	Market Vectors Investment Grade Floating Rate Bond ETF	1,531,376
61,400	Market Vectors Short High-Yield Municipal Index ETF	1,535,000
88,200	Market Vectors Short Municipal ETF	1,532,219
15,400	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,557,710
30,500	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,528,355
50,000	SPDR Barclays Investment Grade Floating Rate ETF	1,531,000
50,100	SPDR Barclays Short Term Corporate Bond ETF	1,531,557
63,200	SPDR Nuveen Barclays Short Term Municipal Bond ETF	1,532,284
24,200	SPDR SSgA Ultra Short Term Bond ETF	968,484
19,100	Vanguard Short-Term Bond ETF	1,532,011
		27,783,961

	TOTAL EXCHANGE TRADED FUNDS (Cost - $28,243,068)	28,145,568

	SHORT-TERM INVESTMENTS - 7.8%
	MONEY MARKET FUND - 7.8%
	Fidelity Institutional Money Market Funds - Government Portfolio - Class I 0.01% (a,b)
3,244,708	(Cost - $3,244,708)	3,244,708

	TOTAL INVESTMENTS - 95.9% (Cost - $39,764,799) (c)	$39,669,478
	OTHER ASSETS LESS LIABILITIES - 4.1%	1,701,257
	NET ASSETS - 100.0%	$41,370,735

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

(b)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $39,913,868 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$11,193
Unrealized Depreciation:	(255,583)
Net Unrealized Depreciation:	$(244,390)

	FUTURES CONTRACT
	OPEN LONG FUTURES CONTRACT

Number of				Notional Value at	Unrealized
Contracts	Issue	Exchange	Expiration	June 30, 2015	Depreciation
352	Gold 100oz Future (a)	NY Comex	August-15	$41,247,360	$(590,230)

The Gold Bullion Strategy Fund
Consolidated Statement Of Assets and Liabilities (Unaudited)
June 30, 2015

ASSETS
Investment securities:
At cost	$39,764,799
At value	$39,669,478
Deposit with brokers for futures contracts	2,628,356
Receivables:
Securities sold	207,209
Fund shares sold	33,332
Interest and Dividends	30,831
Prepaid expenses and other assets	10,292
TOTAL ASSETS	42,579,498

LIABILITIES
Payables:
Unrealized depreciation on futures contracts	590,230
Investments purchased	539,815
Investment advisory fees	27,856
Fund shares redeemed	27,082
Non 12b-1 Shareholder Servicing Fee	14,817
Distribution (12b-1) fees	8,963
TOTAL LIABILITIES	1,208,763
NET ASSETS	$41,370,735

NET ASSETS CONSIST OF:
Capital Stock	45,023,071
Accumulated net investment loss	(151,610)
Accumulated net realized loss from investments and futures	(3,561,289)
Net unrealized appreciation on investments and futures	60,563
NET ASSETS	$41,370,735

NET ASSET VALUE PER SHARE:
Investor Class Shares:
Net Assets	$41,370,735
Shares of beneficial interest outstanding (No par value, unlimited shares of beneficial interest authorized)	1,807,704
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$22.89

(a)	Redemptions made within 7 days of purchase may be assessed a redemption fee of 2.00%.

The Gold Bullion Strategy Fund
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2015

INVESTMENT INCOME
Dividends (Net of foreign withholdings of $83)	$172,699
Interest	15,696
TOTAL INVESTMENT INCOME	188,395

EXPENSES
Investment advisory fees	175,317
Administrative services fees	70,127
Distribution (12b-1) fees	58,439
Non 12b-1 shareholder servicing expense	35,063
Trustees out of pocket expenses	1,059
TOTAL EXPENSES	340,005

NET INVESTMENT LOSS	(151,610)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized loss from:
Investments	(250,962)
Futures	(2,706,231)
(2,957,193)
Net change in unrealized appreciation (depreciation):
Investments	16,300
Futures	157,560
173,860

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES	(2,783,333)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,934,943)

The Gold Bullion Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2015	December 31, 2014
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(151,610)	$(221,141)
Net realized loss from investments and futures	(2,957,193)	(6,716,412)
Net change in unrealized appreciation (depreciation) on investments and futures	173,860	(499,734)
Net decrease in net assets resulting from operations	(2,934,943)	(7,437,287)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Investor Class	—	(3,714)
Net decrease in net assets resulting from distributions to shareholders	—	(3,714)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	84,121,174	274,030,071
Net asset value of shares issued in reinvestment of distributions:	—	3,699
Redemption fee proceeds:	1,384	8,016
Payments for shares redeemed:	(74,925,687)	(243,769,294)
Total increase in net assets from share of beneficial interest	9,196,871	30,272,492

TOTAL INCREASE IN NET ASSETS	6,261,928	22,831,491

NET ASSETS
Beginning of Period	35,108,807	12,277,316
End of Period^	$41,370,735	$35,108,807
^ Includes undistributed net investment loss	$(151,610)	$—

SHARE ACTIVITY
Investor Class:
Shares sold	3,474,434	10,974,296
Shares issued in reinvestment of distribution	—	152
Shares redeemed	(3,171,488)	(9,976,181)
Net increase in shares of beneficial interest outstanding	302,946	998,267

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year or Period

	Investor Class
					For the
	For the Six Months		For the Year Ended		Period Ended
	Ended June 30, 2015		December 31, 2014		December 31, 2013 (a)
	(Unaudited)
Net asset value, beginning of period/year	$23.33		$24.24		$25.00

Activity from investment operations:
Net investment loss (b)	(0.08)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.36)		(0.79)		(0.68)
Total from investment operations	(0.44)		(0.92)		(0.78)

Less distributions from:
Net realized gains	—		(0.00	) (c)	—

Paid-in-Capital From Redemption Fees	0.00	(c)	0.01		0.02

Net asset value, end of period/year	$22.89		$23.33		$24.24

Total return (d)	(1.89	)% (e)	(3.75)%		(3.04	)% (e)

Net assets, at end of period/year (000s)	$41,371		$35,109		$12,277

Ratio of net expenses to average net assets (f)	1.45	% (g)	1.45%		1.46	% (g)

Ratio of net investment loss to average net assets (f,h)	(0.65	)% (g)	(0.53)%		(0.77	)% (g)

Portfolio Turnover Rate	205	% (e)	559%		133	% (e)

(a)	The Fund commenced operations on July 9, 2013.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(c)	Less than $0.01 per share.

(d)	Total returns assumes reinvestment of all distributions.

(e)	Not Annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
June 30, 2015

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a non-diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Investor Class shares which are offered at net asset value. The Fund seeks returns that reflect the performance of the price of gold bullion. The Fund commenced operations on July 9, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities are valued each day at the last quoted sales price on each security’s primary exchange at 1:30 p.m. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the ask and bid price on the primary exchange at 1:30 p.m. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price as of 1:30 p.m. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned foreign subsidiary of the Fund that can invest in Gold-bullion related exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii)

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes	$—	$2,808,869	$—	$2,808,869
Certificate of Deposit	—	5,470,333		5,470,333
Exchange Traded Funds	28,145,568	—	—	28,145,568
Money Market Fund	3,244,761	—	—	3,244,761
Total Investments:	31,390,329	8,279,202	—	39,669,531
Liabilities*
Derivatives
Futures Contracts	$(590,230)	$—	$—	$(590,230)

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 2 or Level 3 securities during the current Period.

There were no transfers into or out of Level 1 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of GBSF Ltd., a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date of	GBSF Ltd. Net Assets	% Of Net Assets at
	GBSF Ltd.	at June 30, 2015	June 30, 2015
GBSF Ltd.	7/09/2013	$3,592,738	8.68%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Portfolio’s investments and other factors affecting the commodities and/or securities market generally.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

Mutual Fund and ETN Risk: Mutual funds and exchange traded notes (“ETNs”) are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Deposits with Brokers for Futures Contracts at June 30, 2015 represent partially restricted deposits of $2,628,356 to meet margin and other broker regulatory requirements, and excess funds not required for margin.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2015:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Net unrealized depreciation on futures contracts

At June 30, 2015, the fair value of the derivative instruments was as follows:

	Liability Derivatives

Derivative Investment Type	Commodity Risk	June 30, 2015
Futures	$(590,230)	$(590,230)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Commodities Contracts	Net realized loss from futures
Net Change in unrealized appreciation on futures

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2015:

Realized loss on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Six Months Ended
Derivative Investment Type	Commodity Risk	June 30, 2015
Futures	$(2,706,231)	$(2,706,231)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Six Months Ended
Derivative Investment Type	Commodity Risk	June 30, 2015
Futures	$157,560	$157,560

The derivative instruments outstanding as of June 30, 2015 as disclosed in the Notes to the Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Derivatives Risk: Futures and forwards are subject to inherent leverage that may magnify Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for 2013 and 2014 or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, GBSF Ltd. is an exempted Cayman Islands investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $93,711,830 and $87,328,011, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain or loss on futures contracts. During the six months ended June 30, 2015, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2015.

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Liabilities:				& Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Consolidated	the Consolidated
	Recognized	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contract	$(560,230)	$—	$(590,230)	$—	$590,230	$—
Total	$(560,230)	$—	$(590,230)	$—	$590,230	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2. As of June 30, 2015, the Gold Bullion Strategy Fund was invested in futures contracts.

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $175,317 in advisory fees for the six months ended June 30, 2015.

Gemini Fund Services, LLC (“GFS”), Provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Blu Giant, LLC (“Blu Giant”), Formally Gemcom, LLC, Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets attributable to the Investor Class and is paid to Ceros Financial Services, Inc. (the “Distributor”), an affiliate of the Advisor, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Investor Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended June 30, 2015, pursuant to the Plan, Investor class shares paid $58,439.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”). The Servicing Plan provide that a monthly service fee is calculated by the Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets and is paid to Ceros Financial Services (“Ceros”) to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at a rate of $15,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

During the six months ended June 30, 2015, Ceros, a registered broker/dealer, executed trades on behalf of the Gold Bullion Strategy Fund and received $38,470 in trade commissions.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for seven days or less. The redemption fee is paid directly to the Fund from which the redemption is made. For the six months ended June 30, 2015, the Fund assessed $1,384 in redemption fees.

7.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2014 and period ended December 31, 2013, was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$—	$—
Long-Term Capital Gain	3,714	—
Return of Capital	—
	$3,714	$—

The Gold Bullion Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other		Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax		Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Post October Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(121,853)	$—	$(339,174)	$(256,366)	$(717,393)

The difference between book basis and tax basis undistributed net investment income, unrealized depreciation, and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $339,174.

At December 31, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$119,562	$2,291	$121,853

Permanent book and tax differences, primarily attributable to the reclass of capital gain distributions, net operating losses and adjustment for the Fund’s holding in GBSF Fund Ltd., resulted in reclassification for the year ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized	Unrealized
Capital	Income (Loss)	Gains (Loss)	Gains (Loss)
$(7,247,655)	$221,128	$6,280,413	$746,114

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2015, Trust Company of America held approximately 76.8% of the Investor shares.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective July 1, 2015, the Fund will no longer impose a fee of 2.00% on shares redeemed within 7 days of purchase.

The Gold Bullion Strategy Fund
Expense Example(Unaudited)
June 30, 2015

As a shareholder of The Gold Bullion Strategy Fund, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	1/1/2015	6/30/2015	1/1/2015-6/30/2015
Investor Class	1.45%	$1,000.00	$981.10	$7.12

Table 2
Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before	Expense	Account	Account	Period *
expenses)	Ratio	1/1/2015	6/30/2015	1/1/2015-6/30/2015
Investor Class	1.45%	$1,000.00	$1,017.60	$7.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the numbers of days in the fiscal year (365).

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited)
June 30, 2015

Approval of Advisory and Sub-Advisory Agreement – The Gold Bullion Strategy Fund

At a meeting held on May 15, 2015, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of The Gold Bullion Strategy Fund (the “Fund”), and the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Ltd. (“FPI”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Fund; the investment performance of the Fund and the Sub-Adviser; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits to be realized by the Adviser and Sub-Adviser and any affiliates from the relationship with the Fund.

In its consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any single factor as controlling. Matters considered by the Trustees in connection with their approval of the Advisory Agreement and Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, respectively. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and Sub-Adviser’s Form ADV, a description of the manner in which investment decisions are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser to each of the Funds, a review of the experience of professional personnel performing services for each of the Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Trustees considered that the Adviser delegates day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser generally provides management and operational oversight of the Sub-Adviser. With respect to the Adviser, the Board noted the number of services provided by the Adviser to the Sub -Adviser and to the Fund, including selection of service providers, monitoring of the performance of the assets managed by the Sub-Adviser, trading, proxy voting, regulatory reporting, and through an affiliate, distribution. The

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
June 30, 2015

Board considered that the Adviser provides additional compliance support services and that the Adviser’s CCO actively monitors the compliance regime of the Sub-Adviser, and due in part to the support by the Adviser, there have been no material compliance issues since the commencement of operations of the Fund. The Board concluded that the practices of the Adviser were adequate and further concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

With respect to the Sub-Adviser, the Board considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser has over $1.8 billion in assets under management and uses the Fund within other strategies and portfolios it offers as part of a wrap fee advisory arrangement or to other clients via separate accounts. The Board considered the relative sophistication and techniques employed by the Sub-Adviser in designing and executing the investment strategies of the Fund. The Board also considered that the Sub-Adviser has not experienced any material compliance issues and that the level of communication between the Adviser and Sub-Adviser is sufficient, and concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-advisory Agreement and that the nature, overall quality and extent of the management services provided by Sub-Adviser to the Fund was satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and does not directly manage the investment decisions of the Fund, however, the Adviser provides support to the Sub-Adviser in the execution of its investment strategy, including with respect to trade oversight, obtaining derivative agreements and reporting to the Board. The Board considered that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Fund’s investment objective and appears to be Adviser is carrying out its functions appropriately, including with respect to compliance, trade execution, and the overall administration of the Fund.

With respect to the performance of the Sub-Adviser, the Board considered the performance of the Fund compared to its primary benchmark index for various periods. The Board considered the performance of the Fund, noting that the Fund underperformed the S&P GSCI Gold Index by 1.77% and 0.83% for the one-year and since inception (July 8, 2013) periods ended March 31, 2015, respectively. The Board noted that the S&P GSCI Gold Index is not a broad-based securities index but rather acts as a proxy for the price of gold, and that the Fund is not intended to outperform the S&P GSCI Gold Index but rather deliver returns in line with the price of gold and, by extension, the S&P GSCI Gold Index. The Board considered that the Sub-Adviser had identified the factors that contributed to the Fund’s underperformance as compared to the S&P GSCI Gold Index, including the performance of the Fund’s fixed income portfolio, costs attributable to high portfolio turnover, and the timing of the issuance of the Fund’s daily NAV per share. The Board considered that the Sub-Adviser has taken steps to correct the Fund’s underperformance and expects that the performance of the Fund will correlate to the S&P GSCI Gold Index going forward.

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
June 30, 2015

The Board took into account the returns generated by the Fund and the actions taken by the Sub-Adviser to address Fund underperformance as compared to the Fund’s selected performance benchmark. Based on the information provided, the Board concluded that the Sub-Adviser was taking active steps to improve Fund performance and that the Sub-Adviser’s overall service to the Fund was satisfactory and that the Sub-Adviser was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services rendered by each of the Adviser and Sub-Adviser, the Trustees first considered the level of overall advisory fees charged by the Fund. With respect to the Gold Fund, the Board considered that the advisory fee of 0.75% as compared to the Commodity Funds Morningstar category, for funds that were comparable to the size of the Gold Fund, was below the mean of the category. The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of the Fund’s portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution, and reviewed the fees payable to each of the Adviser and Sub-Adviser. The Board considered the allocation of the advisory fee payable to the Fund and the portion retained by the Adviser. The Trustees further noted that the Adviser will only retain between 0.20% and 0.25% of the gross advisory fee for its services to the Fund, with the portion of the management fee retained by the Adviser decreasing as the assets of each of the funds of the Trust advised by the Sub-Adviser, including the Fund, increase in the aggregate. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively, and further concluded that based on the comparison to similarly situated funds, coupled with the Adviser’s experience, expertise, and services provided to the Fund, that the fees to be charged by the Adviser were reasonable and in the best interests of the Fund and their respective shareholders.

Profitability. The Board also considered the profitability of the Adviser and Sub-Adviser, and whether such profits are reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by the Adviser and Sub-Adviser for the year ended December 31, 2014 and since inception periods ended December 31, 2013 with respect to the Fund. The Board considered that current asset levels were reasonably similar to those used in the profit analyses, and that based on such assets levels, that the net profits both in terms of dollar amount and as a percentage of the advisory fee allocable to each of the Adviser and Sub-Adviser were not excessive. The Board also considered that the Sub-Adviser receives revenue for certain shareholder services it provides to the Fund, and that to the extent that such compensation would be considered an additional benefit to the Sub-Adviser due to its relationship with the Fund, that such benefits were not unreasonable in relation to the services provided. The Board concluded that the Adviser’s and Sub-Adviser’s level of profitability from each of the Adviser’s and Sub-Adviser’s relationship with the Fund were reasonable.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser had realized economies of scale with respect to their management of the Fund. The Trustees reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Sub-Adviser and also took into account the current assets of the Fund. The

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
June 30, 2015

Board noted that the Adviser has agreed to compensate the Sub-Adviser on an increasing fee scale as an incentive for the Sub-Adviser to provide services to each of the funds of the Trust advised by the Sub-Adviser, including the Fund, and that the Board feels that the structure of the arrangement is appropriate. The Trustees concluded that at current and foreseeable asset levels economies of scale were not a relevant consideration at this time.

Conclusion. Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement for an additional one-year period was in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

PRIVACY NOTICE

Rev. Jan. 2013

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

THIS PAGE INTENTIONALLY LEFT BLANK

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 8/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 8/28/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 8/28/15